UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    January 3, 2006

TUCOWS INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

96 Mowat Avenue, Toronto, Ontario, Canada		M6K 3M1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 3, 2006, Tucows.com Co., a subsidiary of Tucows, Inc. (the “Company”), Stapleflat Limited, a subsidiary of the Company (“Stapleflat”), and Critical Path, Inc., a California corporation (“Critical Path”), entered into an Amendment (the “Amendment”) to the Asset Purchase Agreement, dated as of December 14, 2005, between the Company and Critical Path (the “Agreement”). The Amendment provides for the addition of Stapleflat as a party to the Agreement and for Stapleflat and the Company’s purchase of substantially all of the assets and certain liabilities of Critical Path’s Hosted Messaging business (the “Acquired Business”).  Under the terms of the Amendment, Stapleflat will purchase the portion of the Acquired Business that is situated within the United Kingdom, while the Company will purchase the portion of the Acquired Business that is located outside of the United Kingdom.

A copy of the Agreement was previously filed on December 19, 2005 as Exhibit 2.1 to the Company’s current report on Form 8-K and is incorporated herein by reference.

A copy of the Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 2.01.  Completion of Acquisition or Disposition of Assets

On January 3, 2006, the Company and Stapleflat completed the acquisition of the Acquired Business pursuant to the Agreement, as amended by the Amendment.  The Company paid to Critical Path $6,250,000.00 as consideration for the Acquisition.  In addition, the Company placed an additional $1,750,000.00 into an escrow account, which shall be payable in whole or in part to Critical Path upon the satisfaction of certain conditions relating to the renewal of certain existing customer contracts.

Critical Path has also agreed that, for the period extending through January 3, 2007: (a) it will not own, operate, control or otherwise participate in any business of the Hosted Messaging business, as purchased by the Company, anywhere in the world; and (b) it will not solicit any person who is, or who has been within the past two years, a customer of the Hosted Messaging business, for the purpose of providing any service or product that competes with the Hosted Messaging business.

A copy of the Agreement was previously filed on December 19, 2005 as Exhibit 2.1 to the Company’s current report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)                               Financial Statements of Business Acquired.

The financial statements of the Acquired Business have not been prepared but will be filed by amendment no later than 71 calendar days after the date this report is required to be filed, pursuant to the instructions set forth in Item 9.01 of Form 8-K.

(b)                               Pro Forma Financial Information.

The pro forma financial information of the Acquired Business have not been prepared but will be filed by amendment no later than 71 calendar days after the date this report is required to be filed, pursuant to the instructions set forth in Item 9.01 of Form 8-K.

(d)          Exhibits

Exhibit Number	Exhibit

2.1	Amendment to Asset Purchase Agreement, dated as of January 3, 2006, between Critical Path, Stapleflat Limited and the Company.

In accordance with Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Amendment are omitted. We agree to furnish supplementally a copy of any omitted schedules and exhibits to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

	By:	/s/ Michael Cooperman
Michael Cooperman
Chief Financial Officer

Dated: January 6, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit

2.1	Amendment to Asset Purchase Agreement, dated as of January 3, 2006, by Critical Path, Stapleflat Limited and the Company.

In accordance with Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Amendment are omitted. We agree to furnish supplementally a copy of any omitted schedules and exhibits to the Commission upon request.